CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2013	Dec. 31, 2012
CONSOLIDATED BALANCE SHEETS [Abstract]
Accounts receivable, allowance for doubtful accounts	$ 64,940,205	$ 63,006,093
Ordinary shares, par value per share	$ 0.0001	$ 0.0001
Ordinary shares, shares authorized	463,247,600	463,247,600
Ordinary shares, shares issued	240,701,253	267,287,253
Ordinary shares, shares outstanding	240,701,253	267,287,253